NATIONWIDE VARIABLE INSURANCE TRUST
NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated October 16, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective on or about October 19, 2017:

a.	The following is added to the "Bonds" Asset Class under the "Cardinal Managed Funds" section on page 25 of the Prospectus:

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND.  This Underlying Fund seeks to maximize total return by employing a flexible investment approach, allocating across different types of fixed-income, or debt, securities.

b.	The following is added to the "Bonds" section of the Appendix on page 44 of the Prospectus:
DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND seeks to maximize total return by employing a flexible investment approach, allocating across different types of fixed-income, or debt, securities. The Fund may invest in U.S. government securities and foreign government bonds, for example, as well as U.S. and foreign corporate bonds, asset-backed securities and mortgage-backed securities. The Fund also may invest in corporate loans. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although, under normal circumstances the Fund will not invest more than 25% of its net assets, at the time of purchase, in emerging market securities. The Fund may invest without limit in foreign securities that are denominated in U.S. dollars, although the Fund may invest up to 15% of its net assets, at the time of purchase, in securities that are denominated in currencies other than the U.S. dollar.

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